Exhibit 10.8

Fifth Amendment
Dated as of April 6, 2018
to
Receivables Sale Agreement
Dated as of May 31, 2012
This Fifth Amendment (the “Amendment”), dated as of April 6, 2018, is entered into among GMO Receivables Company (the “Seller”), KCP&L Greater Missouri Operations Company (the “Initial Collection Agent”), Victory Receivables Corporation (the “Purchaser”), and MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as agent for the Purchaser (the “Agent”).
Reference is hereby made to that certain Receivables Sale Agreement, dated as of May 31, 2012, as previously amended (the “Sale Agreement”), among the Seller, the Initial Collection Agent, the Purchaser and the Agent. Terms used herein and not otherwise defined herein which are defined in the Sale Agreement or the other Transaction Documents (as defined in the Sale Agreement) shall have the same meaning herein as defined therein.
For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Upon execution by the parties hereto in the space provided for that purpose below, the Sale     Agreement shall be, and it hereby is, amended as follows:
(a)    The defined term “Collection Account” appearing in Schedule I to the Sale Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
“Collection Account” means account numbers __ and __, each maintained with UMB Bank, N.A. (“UMB”) in the name of the Agent or any other account so designated by the Seller to the Agent in writing.
(b)    Exhibit F to the Sale Agreement is hereby amended in its entirety and as so amended shall read as set forth on Exhibit F attached hereto.
Section 2.    The Sale Agreement, as amended and supplemented hereby or as contemplated herein, and all rights and powers created thereby and thereunder or under the other Transaction Documents and all other documents executed in connection therewith, are in all respects ratified and confirmed. From and after the date hereof, the Sale Agreement shall be amended and supplemented as herein provided, and, except as so amended and supplemented, the Sale Agreement, each of the other Transaction Documents and all other documents executed in connection therewith shall remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Purchaser under, nor constitute a waiver of any provision of, the Sale Agreement.

Section 3.    This Amendment shall be effective as of the date first above written upon satisfaction of the following conditions precedent:
(a)    The Agent shall have received counterparts of this Amendment duly executed by the parties hereto.
(b)    The Agent shall have received executed counterparts to the Amendment to Exhibit A (Accounts of the Company) of Deposit Account Control Agreement (Secured Party Notification).
(c)    No Events of Default shall have occurred and be continuing either before or immediately after giving effect to this Amendment.
(d)    The representations and warranties contained in the Sale Agreement shall be true and correct both as of the date hereof and immediately after giving effect to this Amendment.
Section 4.    This Amendment may be executed in two or more counterparts, each of which shall constitute an original but both or all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be deemed to be an original.
Section 5. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 6.    This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York (including Section 5-1401-1 of the General Obligations Law), but without regard to any other conflict of laws provisions thereof.

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In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.
MUFG Bank, Ltd. f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Agent

By:	/s/ Nicolas Mounie
Title: Director
Victory Receivables Corporation

By:	/s/ Kevin Corrigan
Title: Vice President
GMO Receivables Company

By:	/s/ James P. Gilligan
Title: Director and President
KCP&L Greater Missouri Operations Company

By:	/s/ Kevin E. Bryant
Title:Senior Vice President - Finance & Strategy
and Chief Financial Officer

Signature Page to Fifth Amendment to Receivables Sale Agreement